                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2003


                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  000-30501                                           22-3634034
            (Commission File Number)                         (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-0491
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)





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Item 5.           Other Events and Required FD Disclosure.
                  ----------------------------------------

                  On September 24, 2003 the company filed a Prospectus Supplement with respect to CIT Equipment Collateral 2003-EF1 ("CITEC 2003-EF1"), which included the Balance Sheet of CITEC 2003-EF1 and a report from our independent auditors; the balance sheet together with the report of our independent auditors are attached as Exhibit 99.1 hereto.

                  In addition, the Prospectus Supplement contained the following reference to PricewaterhouseCoopers LLP:

                  "The balance sheet of CIT Equipment Collateral 2003-EF1 as of September 9, 2003 included in this prospectus supplement has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting."

Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

(c) Exhibits.

                  The following are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


Exhibit No.       Description
----------        -----------
   23.1           Consent of Independent Accountants

   99.1 Balance Sheet of CIT Equipment Collateral 2003-EF1 and Report of Independent Auditors

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCT Funding Company, L.L.C.



                                             By: /s/ Barbara Callahan
                                                --------------------------
                                             Name:  Barbara Callahan
                                             Title: Vice President


Dated:  September 24, 2003